UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.
(a)

Capital Advisors Growth Fund

Annual Report

December 31, 2020

CAPITAL ADVISORS GROWTH FUND
January 22, 2021

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 23.56% in the final six months of 2020, compared to a gain of 22.16% for the Fund’s benchmark, the S&P 500® Total Return Index.

The following data summarizes the Fund’s annualized performance over various holding periods ending December 31, 2020, in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2020

		S&P 500® Total
	Fund	Return Index
6-Months (not annualized)	23.56%	22.16%
12-Months	29.03%	18.40%
3-Years	18.31%	14.18%
5-Years	15.87%	15.22%
10-Years	12.88%	13.88%
Inception (12/31/1999)	5.19%	6.61%

Net Expense Ratio: 1.03%* Gross Expense Ratio 1.20% (as of the Fund’s most recently filed Prospectus)

*
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2021, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The stocks that contributed most positively to the Fund’s return during the second half of the year span multiple industries, reflecting the balance we have deliberately pursued in the design of the portfolio.  The top-five stocks during the period were Apple, Inc. (AAPL: $136) CRISPR Therapeutics AG, Inc.

CAPITAL ADVISORS GROWTH FUND

(CRSP: $153), Blackrock, Inc. (BLK: $742), NXP Semiconductors N.V. (NXPI: $174), and Thermo Fisher Scientific, Inc. (TMO: $517).  These companies lead important trends in mobile communications, genetic medicine, financial services, electric/autonomous vehicles and medical diagnostics.

The under-performers during the second half had equally diverse catalysts for their relative returns, including consolidation of gains following recent outperformance – Kroger Co. (KR: $32) and Teladoc Health, Inc. (TDOC: $243); company-specific execution – Ingredion, Inc. (INGR: $78);  rising interest rates – Rocket Companies, Inc. (RKT: $20); and geopolitical challenges in the case of Alibaba Group Holding Ltd. (BABA: $260).  The position in Ingredion was eliminated during the period.

OUTLOOK

•	The recent valuation level for stocks and bonds looks stretched by historical standards, but the magnitude of fiscal and monetary stimulus supporting these markets is also historic.
•	Asset prices are also supported by historically low interest rates, along with guidance from the Federal Reserve (the Fed) to expect short-term interest rates to stay near zero until 2023.[1]
•
Against this backdrop of massive fiscal and monetary stimulus, the most important secular themes that drive long-term asset prices are global in nature, and likely to endure beyond COVID and the cycles of domestic politics.

•	We still see opportunity in the asset markets, but we also recognize the importance of risk management during this period of disruption from COVID and political transition.
•	If our outlook turns out to be too rosy, we suspect the culprit will be either a setback on the path to herd immunity, or a negative surprise on inflation.
•	We are tracking both risk factors carefully, and we stand ready to adjust as needed if the outlook changes.

INVESTMENT PHILOSOPHY

At the core of our strategy is the belief that the global economy is undergoing significant evolution, changing the way people communicate, transact, and interact with the economic system. The stakeholders involved in corporate value measurement have widened.  While the types of information that count as material to value creation is evolving rapidly, and how we assess that information is adapting, the basic core of finance remains solidly in place.  Innovation remains the heart of value creation.  Good management teams remain the heart of shareholder wealth generation.
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[1]	Source: Federal Open Market Committee (FOMC) press release dated September 16, 2020.

CAPITAL ADVISORS GROWTH FUND
CURRENT PORTFOLIO DESIGN

Risk and Opportunity are at the center of every investment strategy, but these have special importance as we enter 2021.  With asset valuations near record highs (across asset classes), active risk management has perhaps never been so important.  We believe the global economy is undergoing significant change and remain focused on companies that can help shape key opportunities within that evolution.

The recipe for a 15% annualized S&P 500 return over the last five years – and nearly 14% through the past 10 years2 – has included low interest rates, supportive global central banks, and gradual economic growth (only gradual).  Those ingredients remain in the market’s kitchen as we enter 2021.  With record global market liquidity providing the base for each, we are keenly aware markets can change quickly.

Risk management and portfolio “balance” do not have to mean sacrificing returns – they require focusing on the right mix of ingredients, or value drivers.  In 2020 the Fund achieved a generous return while experiencing lower volatility than the overall stock market.3  This was accomplished though multi-layered risk management.

We are focusing on a diversified set of leaders of what we believe to be some of the global economy’s most attractive value-creation trends.  We put the holdings together in a way that we believe prudently manages risk and helps optimize the likely reward profile.

Before illustrating how we are doing that, it is helpful to explain how we use cash very deliberately as “risk management” and “risk capital.”  In the “risk management” function, cash helps to balance risk elsewhere in the portfolio according to the market scenarios we foresee.  In 2020, this approach contributed to lower volatility for the strategy, while allowing us to target higher potential reward opportunities like tele-health and gene editing.

In the “risk capital” function we can use cash to pursue opportunities during times of market volatility without having to sell other great companies at depressed prices.  During the heights of the economic shutdown for instance, we bought NVIDIA Corp. (NVDA: ~$519), a leader in cloud-based artificial intelligence (such as speech recognition) and high-end computer graphics.  We also increased positions in selected established holdings such as Amazon.com, Inc. (AMZN: ~$3,250), PayPal Holdings, Inc. (PYPL: ~$232), a
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[2]	Source: Bloomberg; Standard & Poor’s; Trailing returns as of December 31, 2020
[3]
Source: Bloomberg; A representative account in the Managed Equity Growth strategy delivered a 12-month Beta of 0.9 versus the S&P 500 Index. Beta is a commonly used measure of a securities volatility versus the overall stock market. A beta below 1.0 indicated the security was less volatile than the S&P 500 Index during the past year.

CAPITAL ADVISORS GROWTH FUND

leader in the global trend towards secure electronic payments, and Thermo Fisher Scientific, Inc. (TMO: ~$462), a cutting-edge innovator in healthcare equipment.  More recently, cash’s dual role enabled us to take a small position in Lemonade, Inc. (LMND: ~$132), an early-stage, online insurance company that is targeting substantial change in global social demographics.

As a percentage of the total strategy, cash reached its 2020 high early in the year (before the economic shutdown), and cash is currently near a low, although we are looking to gradually increase it.  The following illustration shows the Fund’s holdings in companies we believe lead important tech-enabled market opportunities such a wearable technologies and artificial intelligence.

Source: Orion; Bloomberg

In addition to the above mega-trends, we have identified leaders in more traditional markets that are undergoing significant change.  Such holdings include Honeywell International, Inc. (HON: ~$211), Kroger Co. (KR: ~$32), JPMorgan Chase & Co. (JPM: ~$126), UnitedHealth Group, Inc. (UNH: ~$347) and Waste Management, Inc. (WM: ~$117), among several others.  This broad category accounts for approximately a quarter of the Fund’s current investments.  The Fund is underweight “FANG” stocks, meaning it contains less of Facebook, Amazon, Netflix, and Alphabet than the S&P 500 Index,4 choosing instead to spread exposure more broadly through the opportunities illustrated above.

The “factor” approach highlighted above helps to diversify risk beyond traditional labels such as industry, or company size.  We believe it also helps solidify the investment discipline.

_____________
[4]	Source: Standard & Poor’s

CAPITAL ADVISORS GROWTH FUND
FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2020 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Apple, Inc.	32,040	23.84	132.69	4.8
Microsoft Corp.	18,775	75.13	222.42	4.7
Amazon.com, Inc.	1,255	591.00	3,256.93	4.6
Alphabet, Inc.	2,285	619.49	1,751.88	4.5
Danaher Corp.	16,478	115.62	222.14	4.1
Thermo Fisher Scientific, Inc.	7,408	275.43	465.78	3.9
NXP Semiconductors N.V.	20,284	114.30	159.01	3.6
PayPal Holdings, Inc.	13,035	96.20	234.20	3.4
Waste Management, Inc.	25,450	110.91	117.93	3.4
Procter & Gamble Co.	20,038	79.02	139.14	3.1

Of the 34 positions held in the Fund as of December 31, 2020, the 10 largest holdings represented 40.1% of total assets.  The Fund held 8.9% of its assets in interest bearing cash reserves as of December 31, 2020.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Lemonade, Inc. (LMND: $132), General Motors Co. (GM: $55) and International, Inc.  (HON: $206).

Lemonade, Inc.

While the global economy is transforming at a significant pace, the insurance industry has changed little in the past decades, or even centuries – and might be ripe for disruption, in our view.  We believe Lemonade, Inc. has several potential advantages that could power sustained, long-term market share gains in a market that is roughly $1 trillion in size in the U.S. alone.5

Lemonade, Inc.’s primary operations are cloud-based.  The company is developing sophisticated algorithms to evaluate risk, satisfy claims and sell new policies.  Over time we believe this approach can enable Lemonade, Inc. to sell new policies at low cost and relatively low risk.  For example, Lemonade, Inc. uses extensive real-time data feeds to enable its system to automatically cease sales in areas that might come under wildfire threat…then automatically start selling again when the threat subsides.
_____________
[5]	Source: Statistica 2020

CAPITAL ADVISORS GROWTH FUND

The company presently focuses on selling renter’s insurance to a younger demographic that is comfortable with web services and engages in online social networks and peer-influenced advertising.  As customers progress through typical life cycles – from single renter to family-oriented homeowner – we believe Lemonade can expand its number of customer base and revenue per customer.

As the company gains more data and knowledge, we believe it could expand into new product and geographic markets.  For instance, management recently expanded into pet insurance, and into France.  We believe Lemonade, Inc.’s technology-based model could fit very well with automobile’s in a 5G world where “connected vehicles” can automatically feed data to insurers, enabling significant policy customization.

We consider Lemonade, Inc. to be an “Emerging Franchise”: a company in a relatively early stage of development that we believe could pioneer a large market opportunity.  As with other companies in this category, such as CRISPR Therapeutics AG (CRSP ~$153) and Teladoc Health, Inc. (TDOC ~$195), we are managing risk by taking a relatively small initial position.  This enables flexibility to either increase the Lemonade position in the future, or add a new company to the Emerging Franchise category, while maintaining balance for risk management.

General Motors Co.

We believe General Motors Co. has created a right to win for itself in the future of transportation – both electronic and autonomous. General Motors Co. has also rightsized the cost structure and strategic focus of its legacy automotive business, such that the company can remain profitable throughout the economic cycle, including last year when auto sales temporarily collapsed due to the COVID pandemic.  We believe this combination offers a compelling risk-reward tradeoff for the stock, whereby downside potential seems limited by the profitability of the core business, while upside potential could be substantial if General Motors Co. can translate its early progress in electronic (EV) and autonomous vehicles (AV) into a future leadership position.

We believe material upside potential in the stock price is possible over the next 3-5 years because:

•
The structural improvement in General Motors Co.’s legacy business – now validated by its resilient performance during COVID – justifies a higher valuation multiple for the core truck/SUV/auto business, in our view.

•	General Motors Co. operates a sizable financial subsidiary and profitable automotive joint venture in China.

CAPITAL ADVISORS GROWTH FUND

•
General Motors Co. also owns approximately 75% of Cruise Automation,[6] a global leader in the development of autonomous vehicle technology.  Based on the value of Cruise implied by its latest private funding round, this division is worth more than $14 per General Motors Co. share today[7].

•
In electric vehicles, General Motors Co. recently unveiled the first of its next-generation of EVs under the Hummer brand. This “super truck” will be followed by a steady cadence of 14 EV models across five brands scheduled for launch over the next five years.

We believe General Motors Co. is ahead of its legacy peers in the transition to EVs and AVs.  Moreover, we believe General Motors Co. can more than hold its own against upstart competitors like Tesla, Inc. (TSLA: ~$421) due to advantages like deep experience in complex engineering and manufacturing, and an extensive network of distribution and service infrastructure.  We believe General Motors Co.’s advantages more than offset disadvantages like a unionized work force.  For investors, we believe General Motors Co. is much further along in its transition to the future of transportation than its recent stock price reflects.

Honeywell International, Inc.

We view Honeywell International, Inc. as a very well-managed company with an attractive balance sheet and valuable business lines.  Since the economic shutdown last spring, HON shares had recovered far less than many others that fit the above description at the time of our purchase for the Fund, largely due to the company’s business units in the aerospace and energy industries.

Honeywell International, Inc.’s Aerospace unit (approximately one-third of sales) includes engine parts and flight management systems that are very hard to replace once designed into the aircraft.  The unit also includes an attractive spaceflight business, where Honeywell works closely with the government, who pays for much of the research & development expense.

Honeywell International, Inc.’s Materials segment includes high-value substances that help energy companies operate at lower carbon pollution levels, for example.  A relatively new product, Solstice, has key advantages over aerosols, which include emitting a fraction of the hydrofluorocarbon pollution. Solstice is (at the time of position initiation) the only U.S. EPA-approved product for flushing (cleaning) heating, air conditioning and refrigeration equipment.8  Honeywell International, Inc. is also a leader in air filtration and protective gear, where the Safety division accounts for nearly 20% of total sales.9
_____________
[6]	Source: Company filings
[7]	Source: Company filings
[8]	Source: Morningstar
[9]	Source: Company information, Bloomberg

CAPITAL ADVISORS GROWTH FUND

Connected software, renewable technologies, and next generation (quantum) computing highlight the company’s most attractive emerging business lines.10  Honeywell International, Inc.’s Intelligrated software helps automate warehouses to more efficiently fulfill online orders, for example.  With the accelerated post-COVID shift towards online commerce, the efficient operation of warehouses is a key capability.

Honeywell International, Inc.’s renewable technologies include high-capacity batteries that smooth the power distribution from intermittent wind and solar sources. In quantum computing, Honeywell International, Inc. announced a breakthrough in March.  One example of a quantum computing application, “is calculating the best path for robots in a distribution center to improve the speed of selecting items and packing orders.”11,12

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.
_____________
[10]	JP Morgan, “News Flow Update; More Than Just the End Markets,” July 7, 2020
[11]
Honeywell, “The World’s Highest Performing Quantum Computer is Here”, June 2020 Quantum Computing explained from this Honeywell article: Traditional computing bits are in a state of either “0” or “1.” Quantum bits, called qubits, can be in both states at the same time. “That means…you get an exponential expansion in the number of values that can all be considered at the same time.”

[12]	Source: Bloomberg; A representative account in the Managed Equity Growth strategy delivered a 12-month Beta of 0.9 versus the S&P 500 Index.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	29.03%	15.87%	12.88%
S&P 500® Index	18.40%	15.22%	13.88%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2020 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/20 – 12/31/20).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/20	12/31/20	7/1/20 – 12/31/20
Actual	$1,000.00	$1,235.60	$5.62
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.11	$5.08

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2020

Shares	COMMON STOCKS - 88.03%	Value
	Asset Management - 3.05%
3,750	BlackRock, Inc.	$2,705,775

	Auto Manufacturers - 2.11%
45,000	General Motors Co.	1,873,800

	Banks - Diversified - 2.50%
35,900	Citigroup, Inc.	2,213,594

	Banks - Global - 3.15%
21,939	JPMorgan Chase & Co.	2,787,789

	Business Services - 2.82%
11,430	Visa, Inc. - Class A	2,500,084

	Business Software & Services - 4.71%
18,775	Microsoft Corp.	4,175,935

	Catalog & Mail Order Houses - 4.61%
1,255	Amazon.com, Inc.*	4,087,447

	Credit Services - 3.44%
13,035	PayPal Holdings, Inc.*	3,052,797

	Diagnostics & Research - 8.02%
16,478	Danaher Corp.	3,660,423
7,408	Thermo Fisher Scientific, Inc.	3,450,498
		7,110,921
	Grocery Stores - 2.52%
70,325	Kroger Co.	2,233,522

	Health Care Plans - 2.02%
5,110	UnitedHealth Group, Inc.	1,791,975

	Health Information Services - 1.18%
5,251	Teladoc Health, Inc.*	1,049,990

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2020, Continued

Shares		Value
	Information Technology Services - 2.51%
8,500	Accenture PLC - Class A#	$2,220,285

	Insurance - Property & Casualty - 0.62%
4,500	Lemonade, Inc.*	551,250

	Internet Information Providers - 4.52%
410	Alphabet, Inc. - Class A*	718,582
1,875	Alphabet, Inc. - Class C*+	3,284,775
		4,003,357
	Medical Devices - 2.07%
7,475	Stryker Corp.	1,831,674

	Medical Instruments & Supplies - 1.61%
1,741	Intuitive Surgical, Inc.*	1,424,312

	Mortgage Finance - 1.48%
64,750	Rocket Companies, Inc. - Class A*	1,309,245

	Personal Computers - 4.80%
32,040	Apple, Inc.	4,251,388

	Personal Products - 3.15%
20,038	Procter & Gamble Co.	2,788,087

	Personal Services - 1.50%
7,703	Bright Horizons Family Solutions, Inc.*	1,332,542

	Processed & Packaged Goods - 2.95%
17,639	PepsiCo, Inc.	2,615,864

	Real Estate Development - 2.73%
58,660	Brookfield Asset Management, Inc. - Class A#	2,420,898

	Scientific Research & Development Services - 2.14%
7,625	CRISPR Therapeutics AG#*	1,167,464
10,345	Editas Medicine, Inc.*	725,288
		1,892,752

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2020, Continued

Shares		Value
	Semiconductor Equipment & Materials - 7.95%
25,434	Applied Materials, Inc.	$2,194,954
3,110	NVIDIA Corp.	1,624,042
20,284	NXP Semiconductors N.V.#	3,225,359
		7,044,355
	Software - Application - 2.05%
4,775	Intuit, Inc.	1,813,784

	Specialty Industrial Machinery - 2.93%
12,215	Honeywell International, Inc.	2,598,131

	Specialty Retail - Other - 1.50%
5,725	Alibaba Group Holding Ltd. - ADR*	1,332,379

	Waste Management - 3.39%
25,450	Waste Management, Inc.	3,001,318
	Total Common Stocks (Cost $44,217,778)	78,015,250

	EXCHANGE-TRADED FUND - 3.08%
19,384	SPDR S&P Biotech ETF	2,728,880
	Total Exchange-Traded Fund (Cost $1,589,579)	2,728,880

	MONEY MARKET FUND - 8.91%
7,896,953	First American Government Obligations
	Fund, Class X, 0.07%† (Cost $7,896,953)	7,896,953
	Total Investments in Securities
	(Cost $53,704,310) - 100.02%	88,641,083
	Liabilities in Excess of Other Assets - (0.02)%	(13,327)
	Net Assets - 100.00%	$88,627,756

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2020.
+	Non-voting shares.
ADR - American Depository Receipt
ETF - Exchange-Traded Fund
The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2020

ASSETS
Investments, at value (cost $53,704,310)	$88,641,083
Cash	5,983
Receivables:
Fund shares issued	53,405
Dividends and interest	34,044
Dividend tax reclaim	4,342
Prepaid expenses	17,855
Total assets	88,756,712
LIABILITIES
Payables:
Fund shares redeemed	1,471
Due to advisor	49,000
Audit fees	21,000
Shareholder reporting	9,475
Transfer agent fees and expenses	8,199
Administration and fund accounting fees	32,564
Chief Compliance Officer fee	3,750
Custodian fees	1,108
Legal fees	361
Miscellaneous expense	2,028
Total liabilities	128,956

NET ASSETS	$88,627,756

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$88,627,756
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,453,186
Net asset value, offering and
redemption price per share	$36.13

COMPONENTS OF NET ASSETS
Paid-in capital	$52,023,287
Total distributable earnings	36,604,469
Net assets	$88,627,756

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2020

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $8,669)	$788,625
Interest	34,944
Total income	823,569
Expenses
Advisory fees (Note 4)	559,231
Administration and fund accounting fees (Note 4)	128,022
Transfer agent fees and expenses (Note 4)	33,426
Registration fees	27,058
Audit fees	20,999
Chief Compliance Officer fee (Note 4)	15,000
Shareholder reporting	14,114
Trustee fees and expenses	13,467
Custody fees (Note 4)	8,137
Legal fees	7,536
Insurance	2,449
Miscellaneous fees	2,414
Total expenses	831,853
Less: advisory fee waiver (Note 4)	(86,212)
Net expenses	745,641
Net investment income	77,928

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	6,507,201
Net realized gain from redemption in-kind	682,614
Capital gain distributions from regulated
investment companies	2
Net change in unrealized appreciation/(depreciation)
on investments	12,983,372
Net realized and unrealized gain on investments	20,173,189
Net increase in net assets
resulting from operations	$20,251,117

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$77,928	$173,375
Net realized gain on investments	6,507,201	3,623,930
Net realized gain from redemption in-kind	682,614	—
Capital gain distributions from
regulated investment companies	2	—
Net change in unrealized appreciation/
(depreciation) on investments	12,983,372	13,547,628
Net increase in net assets
resulting from operations	20,251,117	17,344,933

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(5,293,321)	(2,517,890)
Total dividends and distributions	(5,293,321)	(2,517,890)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change in
outstanding shares (a)	4,807,856	5,608,448
Total increase in net assets	19,765,652	20,435,491

NET ASSETS
Beginning of year	68,862,104	48,426,613
End of year	$88,627,756	$68,862,104

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	479,842	$14,620,781	388,588	$10,478,973
Shares issued in
reinvestment
of distributions	144,549	5,140,163	84,046	2,448,277
Shares redeemed+	(481,396)	(14,953,088)	(271,039)	(7,318,802)
Net increase	142,995	$4,807,856	201,595	$5,608,448

+ Net of redemption
fees of		$183		$—

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2020		2019	2018		2017		2016
Net asset value,
beginning of year	$29.81		$22.97	$25.68		$24.11		$22.12
Income from
investment operations:
Net investment income	0.03	(1)	0.08	0.05	(1)	0.05		0.03
Net realized and
unrealized gain/(loss)
on investments	8.58		7.89	(1.19)		3.56		2.12
Total from
investment operations	8.61		7.97	(1.14)		3.61		2.15
Less distributions:
From net
investment income	(0.04)		(0.08)	(0.05)		(0.05)		(0.05)
From net realized
gain on investments	(2.25)		(1.05)	(1.52)		(1.99)		(0.11)
Total distributions	(2.29)		(1.13)	(1.57)		(2.04)		(0.16)
Redemption fees retained	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)	—
Net asset value, end of year	$36.13		$29.81	$22.97		$25.68		$24.11

Total return	29.03%		34.81%	-4.80%		14.98%		9.71%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$88,628		$68,862	$48,427		$51,880		$45,471
Ratio of expenses to
average net assets:
Before fee waivers	1.12%		1.17%	1.18%		1.39%		1.48%
After fee waivers	1.00%		1.00%	1.00%		1.18%		1.25%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waivers	(0.01)%		0.12%	0.00%		(0.01)%		(0.11)%
After fee waivers	0.11%		0.29%	0.18%		0.20%		0.12%
Portfolio turnover rate	42.57%		43.55%	46.32%		58.34%		39.60%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999. The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.
D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total Distributable Earnings	Paid-in Capital
$(682,615)	$682,615

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.
During the year ended December 31, 2020, the Fund retained $183 in redemption fees.
H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2020.

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Cyclical	$1,873,800	$—	$—	$1,873,800
Consumer Goods	5,403,951	—	—	5,403,951
Consumer Defensive	2,233,522	—	—	2,233,522
Financial	17,541,432	—	—	17,541,432
Healthcare	15,101,624	—	—	15,101,624
Industrial	5,599,448	—	—	5,599,448
Services	8,947,323	—	—	8,947,323
Technology	21,314,150	—	—	21,314,150
Total Common Stocks	78,015,250	—	—	78,015,250
Exchange-Traded Fund	2,728,880	—	—	2,728,880
Money Market Fund	7,896,953	—	—	7,896,953
Total Investments in Securities	$88,641,083	$—	$—	$88,641,083

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement(“ ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

disclosures, which are required for public companies only, until their effective date. The Fund has  adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Capital Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the year ended December 31, 2020, the Fund incurred $559,231 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the year ended December 31, 2020, the Advisor reduced its fees in the amount of $86,212. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

for these services for the year ended December 31, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund’s has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $29,449,795 and $28,361,503, respectively. Sale transactions include securities redeemed in-kind of $1,712,757.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	December 31, 2020	December 31, 2019
Ordinary income	$ 77,928	$ 182,617
Long-term capital gains	5,215,393	2,335,273

As of December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$53,710,132
Gross tax unrealized appreciation	34,979,895
Gross tax unrealized depreciation.	(48,944)
Net tax unrealized appreciation	34,930,951
Undistributed ordinary income	—
Undistributed long-term capital gain	1,673,518
Total distributable earnings	1,673,518
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$36,604,469

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2020, Continued

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Charles Schwab & Co., Inc., for the benefit of their customers, owned 66.34% of the outstanding shares of the Fund.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2021

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2020 (Unaudited)

For the year ended December 31, 2020, the Fund designated $77,928 and $5,215,393 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2020 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2020 was 0.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 74)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing		Trust (for series
Milwaukee, WI 53202		March	Corporation		not affiliated
		2014.	(collegiate housing		with the Fund.
management)
(2012 to July 2019);
Trustee and Chair
(2000 to 2012),
New Covenant
Mutual Funds
(1999 to 2012);
Director and
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head	1	Trustee,
(age 60)		term;	of Business		Advisors Series
615 E. Michigan Street		since	Development		Trust (for series
Milwaukee, WI 53202		March	Ballast Equity		not affiliated
		2017.	Management, LLC		with the Fund).
(a privately-held
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 73)		term;	Manager,		Advisors Series
615 E. Michigan Street		since	President, CEO,		Trust (for series
Milwaukee, WI 53202		September	U.S. Bancorp		not affiliated
		2008.	Fund Services,		with the Fund).
LLC, and its
predecessors,
(May 1991 to
July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	1	Trustee,
(age 62)	of the	term;	Group, Inc.		Advisors Series
615 E. Michigan Street	Board	since	(financial consulting		Trust (for series
Milwaukee, WI 53202		January	firm) (1998 to present).		not affiliated
		2020;			with the Fund);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective Credit
Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Executive	since	Services (February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 59)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 49)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street		since	Services (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 38)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 63)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan Street	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 52)	President	term;	Fund Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2020, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND
HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2020, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications, an appropriate securities market benchmark, and the Advisor’s similarly managed accounts.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year, three-year, five-year, and ten-year periods ended June 30, 2020. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended June 30, 2020.

The Board also considered any differences in performance between the similarly managed accounts of the Adviser and the performance of the Fund, noting that the Fund outperformed the similarly managed account composite for the one- and three-year periods and underperformed for the five- and ten-year periods ended June 30, 2020. The Board noted that the Advisor represented that differences in performance were primarily due to the composite containing meaningful individual client cash position variances and/or restrictions, as well as legacy client securities that are not part of the strategy or fund.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.00% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio and contractual advisory fee were above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio and contractual advisory fee were above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund were below the peer group median and average as of the year ended June 30, 2020.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.
4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board also considered that the Fund does not have a Rule 12b-1 fee or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)  Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                   /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    3/9/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    3/9/21

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    3/9/21

* Print the name and title of each signing officer under his or her signature.